EMJX

AI-Hedged, Multi-Asset (BTC/ETH) Treasury + Multi-Client Settlement Infrastructure

Expected to begin trading in Q4 2025 / Q1 2026

Gen2 Multi-Asset Treasury > Alladin 2.0 by 2030

EMJX

Forward-Looking Statements

All statements, other than statements of historical fact, included in this report that address activities, events or developments that SRXH or EMJC expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction and potential financings, the expected closing of the proposed transactions and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including the management team and board of directors of the combined company and expected use of proceeds from the Transactions, and any future acquisitions, including any post-closing transactions. Information adjusted for the proposed transactions should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. These include the risk that SRXH and EMJC businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the possibility that stockholder of EMJC may not approve the issuance of new shares of SRXH common stock in the transactions or that stockholders of SRXH may not approve the transactions; the risk that a condition to closing of the transactions may not be satisfied, that either party may terminate the transaction agreement or that the closing of the transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transactions; the parties do not receive regulatory approval of the transactions; the occurrence of any other event, change, or other circumstances that could give rise to the termination of the agreements relating to the transactions; the risk that changes in SRXH’s capital structure and governance could have adverse effects on the market value of its securities; the ability of SRXH and EMJC to retain and hire key personnel and maintain other key business relationships and on SRXH’s and EMJC’s operating results and business generally; the risk the transactions could distract management from ongoing business operations or cause SRXH and/or EMJC to incur substantial costs; the risk that SRXH may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond SRXH’s and EMJC’s control, including those detailed in SRXH’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of SRXH filed, or to be filed, with the SEC that are or will be available on SRXH’s website at www.srxhealth.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that SRXH and EMJC believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither SRXH nor EMJC undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Redefining the Digital Asset Treasury

Eric Jackson built his career identifying market winners. As EMJX's Founder and CEO, he is revolutionizing the Gen2 Digital Asset Treasury, leveraging investment acumen, market influence, and institutional infrastructure to redefine active treasury management.

EMJX Gen2 DAT:

Multi-Asset Design
BTC + ETH core holdings with strategic high conviction Alt-Coin allocation

Active AI Management
Proprietary Quantitative AI with Machine Learning (QAM) engine for optimal allocation and volatility management

Options Strategies
Generate income and protection independent of market direction

Leadership Premium
Established market influence with academic and institutional credibility, solidified by a track record of outperformance


Conviction
(5-15%)
High conviction
Carvana-coins
Tactical
(15-25%)
Options hedging &
yield overlays
Core
(60-80%)
Strategic foundation of

EMJX

While Gen1 treasuries simply hold crypto, EMJX deploys proprietary AI-driven active management across multiple assets—turning market volatility into consistent outperformance.

A Founder Built for Power-Law Outcomes



Eric M. Jackson, Ph.D.

Founder & Chief Executive Officer

Eric Jackson founded EMJ Capital and holds a Ph.D. from Columbia University. In over 20+ years in public markets, he has developed a track record of identifying high-performing investments, including his $OPEN Army movement that drove Opendoor's appreciation and Rising Dynasty, which empowers retail investors to identify market opportunities.

A recognized expert on technology and digital assets, Eric frequently appears on CNBC, Bloomberg, and Fox Business with 150k+ followers on X. His quantitative approach and AI-driven models form the foundation of EMJX's proprietary QAM engine, developed with academic and institutional rigor since 2021.

Eric's unique combination of academic rigor, institutional credibility, retail influence, and AI expertise makes him the ideal leader to pioneer the Gen2 Digital Asset Treasury movement—bringing Wall Street rigor and Main Street trust to active crypto management.

Education

Columbia Business School — Ph.D in Management

Experience

EMJ Capital

SpringOwl Asset Management LLC

Ironfire Ventures

voicegenie

Media Presence

CNBC

Fox Business

Bloomberg

X

Talking Bitcoin

The Power-Law Track Record of 10x - 100x Winners

Consistent, Repeatable, Non-Consensus Alpha

Company	Thesis	Multiple	Entry	Peak
CARVANA	Turnaround thesis identified ahead of consensus	27x	$15.0 Entry (May 2023)	$413.0 Peak
Opendoor	Retail narrative + rate macro timing	15x	$0.7 Entry (Jul 2025)	$10.7 Peak
Better	AI mortgage platform conviction	7x	$13.0 Entry (Jul 2025)	$94.0 Peak
BTQ	AI + post-quantum thesis early	58x	$0.21 Entry (Dec 2024)	$12.0 Peak
IREN	AI essential infrastructure conviction	8x	$9.0 Entry (Jun 2025)	$76 Peak
Cipher Mining	Crypto mining thesis identification	7x	$3.8 Entry (Jun 2025)	$25.52 Peak

Eric Jackson as the Creator of Momentum

MARKETS

Better Home & Finance shares soar more than 40% after Eric Jackson of Opendoor fame recommends it

PUBLISHED MON, SEP 22 2025-10:20 AM EDT | UPDATED MON, SEP

Yun Li

BUSINESS INSIDER

MARKETS

'Don't get shaken out': Retail trader hero and hedge funder Eric Jackson says the bull market will overcome the latest wall of worry

BUSINESS INSIDER

MARKETS

The investor behind the Opendoor rally has spurred a 120% gain in another stock

By Samuel O'Brient

Investing.com

Better Home & Finance stock soars after Eric Jackson's bullish call

BTQ Stock Notches Best Day Ever On Eric Jackson's Backing, Nobel Prize Spotlight On Quantum Computing: Retail Bulls Ecstatic

Hedge fund manager Jackson, known for sparking a rally in Opendoor stock, said BTQ shares could rise 1,000% i

CNBC

Opendoor CEO resigns following investor pressure campaign

PUBLISHED FRI, AUG 15 2025-12:20 PM EDT | UPDATED FRI, AUG 15 2025-4:45 PM EDT

Ari Levy

The Founder Narrative Premium

A Scarce Advantage No Capital Can Buy

Investors worldwide follow leaders who combine credibility with influence. Eric Jackson brings institutional expertise, quantitative mastery, proven outperformance, and the platform to move markets—the complete formula for Gen2 DAT leadership.



public
EMJ|CAPITAL
www.emjcapital.ltd
THE RUNDOWN
BETTING THE HOUSE ON OPENDOOR
JACKSON'S TOP STOCK IDEAS FOR 2024
(CVNA)
CARVANA CO
25.02
+9.49 [+61.08%]
VOL: 156,770,579
LIVE
CLOSING BELL
JACKSON: "HEDGE FUND BRO" JOBS IN PERIL BECAUSE OF AI
STREET SIGNS
JACKSON: BIG BELIEVER IN QUANTUM

Eric Jackson Tech/Crypto Investor and Retail Leader	Tom Lee Equity Strategist & Market Voice	Anthony Pompliano Crypto Retail Champion	Dan Ives Wall Street Tech Authority

Media Influence

150K+ X followers; frequent CNBC, Bloomberg, Fox Business guest.

Retail Authenticity

Founder of Rising Dynasty, empowering retail investors to find 100-baggers.

Academic Foundation

Ph.D. from Columbia University provides quantitative rigor and AI expertise.

Institutional Credibility

20+ years managing public market capital through EMJ Capital.

EMJX: Pioneering the Gen2 DAT

Every technology category experiences generational transitions. Search engines evolved from fragmented directories to Google's algorithmic dominance. ICO speculation gave way to legitimate blockchain applications. Now, Digital Asset Treasuries face the same evolutionary pressure toward Gen2 innovation.

WAVE 1				WAVE 2
Product	**Era**	**Main Problem**	**Example**	**Outcome**
Search Engine	2000s	Fragmented	Lycos, Excite	Replaced by Google
Social Media	2000s	Limited	Myspace, Friendster	Replaced by X, Instagram and TikTok
ICOs	2017	Hype-Driven	Early ICOs	Replaced by Gen2 tokens
DATs	2020-Today	Single-Asset No Hedging	MSTR, BMNR	Replaced by EMJX

EMJX Outperforms Through Active Value Creation

Competing digital asset treasuries passively accumulate single assets, remaining fully exposed to market volatility. EMJX's multi-asset AI strategy actively manages volatility to generate alpha and deliver superior risk-adjusted returns.

Back-Tested Model Results

Strategy Total Return vs MSTR (Aligned Start)



EMJX Return (%)
MSTR Return (%)
Return (%)
1400
1200
1000
800
600
400
200
0
2021
2022
2023
2024
2025



Return (%)
80
60
40
20
0
-20
2025-01
2025-02
2025-03
2025-04
2025-05
2025-06
2025-07
2025-08
2025-09
2025-10
2025-11

	Gen1 DATs	EMJX Gen2	Result
Asset Exposure	✗ Single Asset	✓ Multi-Asset	Diversified Alpha
Entry Strategy	✗ Immediate Deployment	✓ AI-Timed DCA Strategy	Strategic Entry
Downside Risk	✗ Unhedged + Leveraged Exposure	✓ Options-Based Protection	Volatility Smoothing
Yield Generation	✗ None	✓ Active Options Income	Treasury Growth
Leadership	✗ Limited Credibility	✓ Proven Track Record	Investor Trust
Outcome	"Seasick" volatility	Captured volatility	Sustainable Premium

Key Insight

Gen1 DATs subject investors to unmanaged volatility—the same wild swings that make crypto "seasick" trades. EMJX creates value through active management: AI-guided DCA strategically builds treasury positions at optimal entry points, options strategies generate income and hedge downside, and multi-asset diversification smooths volatility.

Volatility Becomes EMJX’s Proprietary Advantage

Rigorously Built, Extensively Tested

How the QAM Engine Works:

Inputs
Macro indicators, momentum clusters, volatility regimes, sentiment signals

Model Logic
Cross-cycle trend recognition, state classification, Bayesian probability adjustments

Outputs
Asset allocation weights, hedge levels, timing, options pacing, alt-coin criteria

Execution
Rebalance frequency, guardrails, circuit-brakers, position sizing rules

Elite Quantitative Team

- Ph.D.-led engineering team with deep expertise in machine learning, quantitative finance, and algorithmic trading
- Institutional-grade development standards with robust execution infrastructure

Dynamic Strategy Adaptation

- Continuous learning algorithms improve predictions with each market cycle
- Scalable architecture supports multi-billion-dollar treasury operations

EMJX
QAM Engine

Multi-Cycle Training & Validation

- Models trained across real and complete market datasets since 2021
- Validated across extreme market events (2022 Crypto Winter, 2024 BTC Rally, 2025 Liquidation Event)

Gen2 Institutional-Grade Risk Management

Scenario-Based Stress Testing

Portfolio decisions are evaluated across multiple volatility regimes before execution, eliminating emotion-based management

- Statistical price shock modeling tests rebalance and hedge decision against historical patterns
- Upside and downside envelopes ensure allocations remain within risk thresholds regardless of market direction

Performance & Risk Standards

Performance tracking uses institutional benchmarks to ensure transparency and comparability, establishing the best-in-class accountability standards

- Sharpe ratio, Sortino ratio, and max drawdown measured against standard risk-free rate assumptions
- Real-time risk monitoring with quarterly investor reporting on model accuracy and realized vs. predicted returns

Position & Exposure Sizing Discipline

Every trade operates within predefined multi-layered risk parameters that adapt to market conditions and prevent treasury drawdowns Gen1 DATs absorb Passively

- Dynamic position sizing adjust based on current market environment, and maximum permissible loss caps limit downside on each position
- Multi-layered constraints cap maximum directional exposure per asset, leverage through derivatives, and total portfolio concentration
- Automatic reduction protocols decrease exposure during high-volatility states

Collateral & Liquidity Management

Options and hedge strategies are executed with collateral discipline, enabling proactive capital deployment across market cycles rather than reactive risk management

- Collateral is fully reserved before any options or derivative position is opened
- Liquidity buffers remain available for opportunistic rebalancing and to capitalize on market dislocations
- No dependency on forced liquidations or margin calls

Gen1 DATs	EMJX Gen2 DAT
Passive exposure to BTC only	Actively managed, multi-asset allocation
Fully absorbs volatility	Controls, hedges, and adapts to volatility
Value = market beta	Value = alpha + risk-adjusted compounding
Reacts after cycles	Operates through cycles

The Three Pillars of the EMJX DAT Model

Multi-Asset Design

Core allocation to BTC and ETH with strategic holding of alt- coins

- 60-80% BTC + ETH core with up to 25% of capital deployed in options strategies for hedging and income generation
- 5-15% allocation to high-conviction "Carvana Coins"

Diversified resilience smooths volatility

Multiple uncorrelated value drivers

AI-Driven Timing & Hedging

Proprietary QAM engine

- Pinpoints precise entry and exit points across cycles
- Systematic options strategies to protect downside and profit from volatility
- Optimized coin allocations across market environments

4 years of development

Proprietary Models and Technology

Trust & Narrative Premium

Authentic voice and transparent leadership

- 150,000+ engaged followers on X
- Regular CNBC, Bloomberg, Fox Business presence
- Proven track record of identifying 100-baggers

Credibility creates structural premium

Trust that retains capital during downturns

The Gen2 Flywheel

Downside Protection → Higher Yields → Less Dilution



Strategy Generates Performance
Performance Generates Attention
The Flywheel Effect
Attention Attracts Capital
Internal Yield Engine Scales Strategy
Capital Deploys to Model
Model Executes Strategy

EMJX's Business Model

Dual Value Creation Engine

Primary Value Creation

NAV Growth: Treasury assets compound through strategic acquisition and AI-timed entry

NAV Premium
Trust + Execution + Leadership

Secondary Value Creation

Option Yield: Hedging strategies generate income reinvested into treasury

Reduces dilution and accelerating NAV growth without constant capital raises

Gen2: Superior Compounding that Commands a Premium

Gen1 treasuries try to receive a premium mNAV multiple through passive accumulation without creating value. EMJX focuses on actively compounding asset value—the mNAV premium follows as a natural result of superior performance.

How EMJX Compounds Value Beyond Gen1

Internal Yield Engine
Options generate income reinvested into treasury expansion, compounding NAV growth without dilution.

AI-Optimized Deployment
Quantitative models and AI timing ensure capital deploys at optimal entry points, maximizing NAV accumulation efficiency

Scalable Infrastructure
Treasury model scales efficiently as assets grow, enabling greater options income, diversification, and greater alpha.

Leadership Premium
Eric Jackson's credibility and communication drive sustained capital inflows, supporting NAV expansion.


Superior NAV
NAV Multiples
0.7x-1.1x
Capital Appreciation > mNAV Inflation
Gen1 Peers
Gen2 Leader
MicroStrategy
ORBS
EMJX

Gen1 digital asset treasuries are basically buoys. They rise when BTC rises and they sink when BTC sinks. That is not a strategy — that's exposure.

The Carvana Coin Asymmetry

A Few Winners Can Transform the Treasury

Bitcoin and Ethereum exclusivity mirrors Mag7-only investing—conservative but limiting. EMJX identifies Carvana Coins: rigorously vetted altcoins with 100x potential before mainstream recognition.

Higher Growth Potential

- Altcoins historically deliver asymmetric returns during bull cycles, often outpacing Bitcoin
- Lower market caps create room for explosive growth as adoption scales

Access to Breakthrough Innovation

- Exposure to technologies like Layer-2 scaling, AI-protocols and decentralized infrastructure
- First-mover advantage in high-growth sectors before they reach mainstream adoption

Diversification & Risk Management

- Different altcoins respond to different market catalysts and adoption curves
- Multi-asset exposure smooths volatility vs. single-asset concentration risk

EMJX actively monitors emerging alt-coin opportunities and allocates 5-15% of raised capital when high-conviction alt-coins emerge.

The treasury maintains continuous oversight of the total market, identifying the next 100-bagger before mainstream recognition.

Leveraging Power Law dynamics, a few asymmetric winners can substantially increase total treasury value.

Alt-coins represent a significant portion of the crypto market capitalization

Market Cap		
Bitcoin	Ethereum	Alt-Coins
59% | $2.15T	12% | $456B	28% | $1.01T

Source: CoinMarketCap

Bitcoin dominance has declined from all-time highs. Ethereum and other digital assets represent massive opportunities that single-asset treasuries are completely missing.

If you only invest in BTC and ETH, you're only capturing the beta of crypto — not the alpha of innovation.

The Aladdin 2.0 Operating System for the Tokenized Economy

Gen2 Multi-asset Treasury → Multi-mandate Intelligence → Global Settlement Brain

2025-2026

Where We Begin

Gen2 Multi-Asset Treasury

- BTC + ETH treasury with AI-driven hedging
- Cross-asset signals outperforming Gen1 single-asset treasuries
- Anti-fragile design with diversification alpha, multi-market microstructure, tail-risk compression
- Transparent governance + institutional reporting
- Public-market scale & compliance architecture

This is the "entry point" investors think they are buying today.

2026–2027

Where We're Going

Multi-Mandate → Multi-Asset Intelligence Layer

- Extend hedge engine across 10+ institutional mandates
- Add ETH/XRP settlement intelligence + stablecoin operations
- Custody abstraction across multi-chain rails
- Tokenization infrastructure for corporate treasuries
- Liquidity routing and cross-asset risk optimization
- On-chain identity and compliance graph

This is the moment EMJX evolves from treasury to infrastructure.

2027–2030

Where We Win

Aladdin 2.0 for the On-Chain World

- Treasury OS enabling payments, settlement, collateral routing, and identity - supporting BTC collateral, ETH execution layers, XRP settlement, USDC flows
- Tokenized escrow, corporate stablecoin ops, RWA issuance
- AI-led risk & liquidity intelligence for OPEN, BETR, exchanges, corporates
- Engineered for 24/7 global settlement (something BlackRock cannot do)

The $600B bull-case outcome.

Aladdin is a $162B company today—yet it lacks:

Multi-chain | 24/7 treasury | Corporate on-chain treasury | Tokenization | AI-native design | Stablecoins | RWA rails | Cross-asset hedging | Collateral routing

EMJX will do all of it

Why EMJX Will Scale Non-Linearly: Jevons' Paradox × The Power Law

More mandates → More signals → More accuracy → Lower risk

Every Mandate Makes Us Smarter

The treasury OS market is not fragmented—it consolidates behind the platform with:

- Deepest models
- Strongest compliance
- Largest liquidity graph
- 24/7 cross-chain settlement visibility
- Corporate-grade stability

This is a winner-take-most market.

The Result

$600B Becomes Realistic if EMJX wins:

- 10–20 key mandates
- 24/7 multi-chain treasury ops
- BTC collateral + ETH execution + XRP settlement + USDC operations
- Tokenized escrow & RWA issuance
- OPEN + BETR + fintech + exchange integrations
- The global identity & compliance graph

EMJX becomes the canonical Aladdin 2.0.

This is larger than BlackRock ($162B) because the tokenized, stablecoin, 24/7 settlement world is structurally larger than the portfolio era that Aladdin was built for.

The 10-Mandate Strategy

How EMJX Locks in Market Dominance

Winning 10 Key Mandates (2025–2027)

Targets include:

- BTC miners (IREN, CIFR)
- AI-compute platforms
- RWA/tokenization platforms
- Exchanges
- Corporate innovators (OPEN, BETR)
- Fintechs needing stablecoin rails
- DAOs & on-chain treasuries
- Cross-border liquidity platforms

Each mandate:

- Improves multi-asset signals
- Adds treasury behavior data
- Compounds model accuracy
- Strengthens anti-fragility
- Accelerates BTB adoption
- Expands RDT collateral demand

This is how EMJX jumps from "treasury product" → "systemic infrastructure."

Why Coinbase or Robinhood Won't Be Aladdin 2.0
✕ They are trading-first platforms, not treasury OS layers
✕ They lack cross-chain collateral intelligence and AI-driven hedging architecture
✕ No identity/compliance graph
✕ No tokenized escrow, RWA issuance capability, or corporate stablecoin flow management
✕ Not neutral (conflicted with exchange business models)
✕ Not designed for cross-asset treasury optimization
EMJX is neutral, intelligence-first, and treasury-native.

EMJX's is the Perfect Strategic Fit for Tokenized Platforms Like OPEN

As OPEN moves into:

- USDC settlement
- Tokenized closings
- 30-day → 30-minute escrow
- On-chain property state objects
- Global buyers & liquidity

They will need:

- Treasury buffers
- Cross-asset hedging
- AI risk routing
- Settlement intelligence
- Stablecoin workflow automation
- Collateral optimization

EMJX becomes their "risk + treasury engine."
This is where the 2030 power-law valuation emerges.

The RDT Acceleration Layer

RDT captures:

- Network effects
- Liquidity incentives
- Cross-ecosystem participation
- Collateral demand
- Reflexive monetary properties

In a world where:

- $50M
- $1.5M

Collateral becomes the new gold.
EMJX + RDT becomes the global collateral router.

EMJX

Elite Influence × AI Edge > The Gen2 DAT Revolution

The future belongs to the DATs that survives the volatility.

Public Listing

Q4 2025 / Q1 2026

Generational Wealth. One 100-Bagger at a Time.